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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of the NCR Savings Plan (Registration No. 333-18803) of our report dated June 18, 1997 appearing in this Annual Report on Form 11-K for the year ended December 31, 1996.




PRICE WATERHOUSE L.L.P.

Dayton, Ohio
June 18, 1997